SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES AND SUMMARY PROSPECTUSES OF EACH OF THE LISTED FUNDS

Xtrackers USD High Yield Corporate Bond ETF (HYLB)
Xtrackers High Beta High Yield Bond ETF (HYUP)
Xtrackers Low Beta High Yield Bond ETF (HYDW)
Xtrackers FTSE Developed ex US Multifactor ETF (DEEF)
Xtrackers S&P 500 ESG ETF (SNPE)
For each fund, the following information supplements the existing similar disclosure in the “FEES AND EXPENSES” section of the fund’s summary prospectus, and in the “FEES AND EXPENSES” section of the fund’s summary section and the “Management Fee” sub-section of the “WHO MANAGES AND OVERSEES THE FUNDS” sub-heading of the “Fund Details” section of the fund’s prospectus:
Xtrackers USD High Yield Corporate Bond ETF
The Advisor has contractually agreed through December 21, 2023 to waive a portion of its management fees to the extent necessary to prevent the operating expenses (except for interest expense, taxes, brokerage expenses, distribution fees or expenses, litigation expenses and other extraordinary expenses) of the fund from exceeding 0.15% of the fund’s average daily net assets. This agreement may only be terminated by the fund’s Board (and may not be terminated by the Advisor) prior to that time.
Xtrackers High Beta High Yield Bond ETF
The Advisor has contractually agreed through December 21, 2023 to waive a portion of its management fees to the extent necessary to prevent the operating expenses (except for interest expense, taxes, brokerage expenses, distribution fees or expenses, litigation expenses and other extraordinary expenses) of the fund from exceeding 0.20% of the fund’s average daily net assets. This agreement may only be terminated by the fund’s Board (and may not be terminated by the Advisor) prior to that time.
Xtrackers Low Beta High Yield Bond ETF
The Advisor has contractually agreed through December 21, 2023 to waive a portion of its management fees to the extent necessary to prevent the operating expenses (except for interest expense, taxes, brokerage expenses, distribution fees or expenses, litigation expenses and other extraordinary expenses) of the fund from exceeding 0.20% of the fund’s average daily net assets. This agreement may only be terminated by the fund’s Board (and may not be terminated by the Advisor) prior to that time.
Xtrackers FTSE Developed ex US Multifactor ETF
The Advisor has contractually agreed through December 21, 2023 to waive a portion of its management fees to the extent necessary to prevent the operating expenses of the fund (excluding interest expense, taxes, brokerage expenses, distribution fees or expenses, litigation expenses and other extraordinary expenses) from exceeding 0.24% of the fund’s average daily net assets. This agreement may only be terminated by the fund’s Board (and may not be terminated by the Advisor) prior to that time.
Xtrackers S&P 500 ESG ETF
The Advisor has contractually agreed through December 21, 2023 to waive a portion of its management fees to the extent necessary to prevent the operating expenses of the fund (excluding interest expense, taxes, brokerage expenses, distribution fees or expenses, litigation expenses and other extraordinary expenses) from exceeding 0.10% of the fund’s average daily net assets. This agreement may only be terminated by the fund’s Board (and may not be terminated by the Advisor) prior to that time.
Please Retain This Supplement for Future Reference
December 15, 2022
PROSTKR22-91